October 20, 2021    FOR IMMEDIATE RELEASE
Raymond James Media Contact Tracey Bustamante, 727.567.2824
Raymond James Investor Contact: Kristina Waugh, 727.567.7654
TriState Capital Media Contact: Jack Horner, 267.932.8760, ext. 302
TriState Capital Investor Contact: Jeff Schoenborn, 888.609.8351
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL TO ACQUIRE TRISTATE CAPITAL HOLDINGS

ST. PETERSBURG, Fla. / PITTSBURGH, Pa – Raymond James Financial, Inc. (NYSE: RJF) and TriState Capital Holdings, Inc. (NASDAQ: TSC) have entered into a definitive agreement under which Raymond James will acquire TriState Capital in a combination cash and stock transaction, valued at approximately $1.1 billion. Under the terms of the agreement, TriState Capital common stockholders will receive $6.00 cash and 0.25 Raymond James shares for each share of TriState Capital common stock, which represents per share consideration of $31.09 based on the closing price of Raymond James common stock on October 19, 2021. Raymond James has entered into an agreement with the sole holder of the TriState Capital Series C Perpetual Non-Cumulative Convertible Non-Voting Preferred Stock pursuant to which the Series C Convertible Preferred will be converted to common shares at the prescribed exchange ratio and cashed out at $30 per share. The TriState Capital Series A Non-Cumulative Perpetual Preferred Stock and Series B Non-Cumulative Perpetual Preferred Stock will remain outstanding and be converted into equivalent Preferred Stock of Raymond James.

“TriState Capital has a terrific, client-centric franchise focused on serving clients with premier private banking, commercial banking and niche investment management products and services,” said Paul Reilly, Chairman and CEO of Raymond James. “As we have followed the firm and management team over the past several years, including as its largest deposit client, we’ve admired its leadership position in offering securities-based lending through a scalable and robust technology platform. Importantly, this acquisition further illustrates our commitment to utilize excess capital through organic and inorganic growth that we expect to drive strong returns for shareholders over the long term.”

“We founded TriState Capital 14 years ago because we saw an incredible opportunity to build a successful company built on a commitment to independence, a long-term perspective, integrity, and putting clients squarely at the center of everything we do and every decision we make,” said Jim Getz, Chairman and CEO of TriState Capital Holdings. “Raymond James shares those values and allows us to be part of one of the most highly regarded financial services companies in the nation. Our clients will continue to benefit from working with the same talented teams and the TriState Capital and Chartwell brands they already know so well, along with the technology we’ve invested in to provide an exceptional and responsive client experience. Raymond James’ strong balance sheet will provide supplemental capital and liquidity to continue enabling our fast-growing and highly scalable business model to meet clients’ commercial and securities-based lending and asset management needs.”

TriState Capital will continue operating as a separately branded firm and as a stand-alone division and independently chartered bank subsidiary of Raymond James, with Jim Getz remaining as TriState Capital Holdings’ Chairman and CEO, Brian Fetterolf remaining as TriState Capital Bank’s CEO and Tim Riddle remaining as Chartwell’s CEO. Management and approximately 350 associates are expected to remain with the firm in its existing office locations to support TriState Capital’s continued growth and high service levels.

Key Strategic Highlights:

•TriState Capital has grown private banking securities-based lending (SBL) organically at a 32% compound annual rate since 2017 and 39% over the last 12 months to $6.2 billion as of September 30, 2021. Supported by a leading digital lending platform and a robust risk management technology system,

TriState Capital offers these loans to high net worth borrowers nationally by working with independent investment advisory firms, trust companies, broker-dealers, regional securities firms, family offices, insurance companies and other financial intermediaries
•Raymond James provides TriState Capital with relatively low-cost capital and a stable funding base to enable continued and more profitable growth
•The combination will provide TriState Capital additional resources to continue investing in its people, products and technology to further strengthen its client relationships
•Combination provides an additional bank charter and a sophisticated national liquidity and treasury management business to diversify Raymond James’ deposit gathering capabilities and to provide additional internal FDIC-insured deposit capacity to Raymond James’ Private Client Group clients
•TriState Capital has organically grown middle-market commercial loans at an 18% compound annual rate since 2017 and 15% over the last 12 months to $3.7 billion as of September 30, 2021
•TriState Capital’s highly-experienced lending and credit management teams, combined with its disciplined loan approval process and collateral monitoring system, has led to superb credit quality across the entire portfolio
•Chartwell Investment Partners will maintain an independent brand and management and operate as a subsidiary of Carillon Tower Advisers with pro forma combined assets under management of approximately $80 billion. Chartwell will leverage Carillon Tower Advisers’ multi-boutique structure to increase scale, drive distribution, and realize operational and marketing synergies
•TriState Capital’s long-standing commercial fund finance solutions for private fund managers provides an opportunity to expand relationships with Raymond James’ investment banking clients

Key Financial Metrics:

•Projected to be accretive to diluted earnings per share in the first full year post closing (excluding acquisition-related expenses), with over 8% accretion in diluted earnings per share after the third year; accretion estimates increase meaningfully, by approximately 400 basis points, assuming share repurchases post-closing to offset shares issued as part of the transaction consideration
•Primary driver of cost synergies is replacing a portion of TriState Capital Bank’s current and future higher- cost deposits with Raymond James’ lower-cost deposits from the Raymond James Bank Deposit Program

Raymond James is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The firm serves more than 8,400 financial advisors managing approximately $1.2 trillion in client assets through a multiple affiliation model. Raymond James’ bank subsidiary, Raymond James Bank, has assets of $35 billion serving corporations and Private Client Group clients. The firm’s asset management subsidiary, Carillon Tower Advisers, manages retail and institutional fixed income and equity strategies of $69 billion.

TriState Capital Holding is a diversified financial services firm providing banking and asset management services to individuals, corporations and municipalities. Through a branchless bank model with over $12 billion in assets, TriState Capital is the nation’s leading provider of securities-based loans for clients of independent investment advisory firms, trust companies, broker-dealers, regional securities firms, family offices, insurance companies and other financial intermediaries that do not offer proprietary banking services. The firm’s banking franchise includes private banking and middle-market focused commercial lending with approximately $10 billion in loans. Additionally, the firm’s asset management franchise, Chartwell Investment Partners, manages assets of approximately $11 billion predominantly in equity and fixed income strategies.

The acquisition is subject to customary closing conditions, including regulatory approvals and approval by TriState Capital shareholders, and is expected to close in 2022.

Advisors to Raymond James are Raymond James & Associates as financial advisor and Sullivan & Cromwell LLP as legal counsel. Advisors to TriState Capital are Stephens Inc. as financial advisor and Mayer Brown LLP as legal counsel.

Transaction Presentation and Investor Conference Call

A conference call to discuss the announced transaction will be held Thursday, Oct 21, at 8:30 a.m. ET. Raymond James Chairman and CEO Paul Reilly and CFO Paul Shoukry will join TriState Capital Holdings’ Chairman and CEO Jim Getz, CFO David Demas; TriState Capital Bank President and CEO Brian Fetterolf and Chartwell Managing Partner and CEO Tim Riddle for the live call and webcast. A supplemental slide presentation on the transaction and the link to the live webcast will be provided at https://www.raymondjames.com/investor-relations.

Interested parties should pre-register for the call using the link https://dpregister.com/sreg/10160497/edacb54f34 to receive a special dial-in number and PIN. The call may also be accessed by dialing 888-339-0757 from the United States or Canada and 412-902-4194 from other international locations and asking for the “TriState Capital investor call.” The live conference call will also be available through an audio webcast accessible at https://investors.tristatecapitalbank.com, where an archived replay will also be made available.

A telephone replay of the call will be available approximately one hour after the end of the conference through October 28, 2021. The telephone replay may be accessed by dialing 877-344-7529 from the United States, 855- 669-9658 from Canada or 412-317-0088 from other international locations, and entering the conference number 10160497.

Forward-Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements about the benefits of the proposed acquisition of TriState Capital Holdings by Raymond James Financial, including future financial and operating results (including the anticipated effect of the transaction on Raymond James Financial’s and TriState Capital Holdings’ respective earnings), statements related to the expected timing of the completion of the transaction, Raymond James Financial’s plans post-transaction, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Raymond James Financial or TriState Capital Holdings to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: (1) the risk that the cost savings and any revenue synergies from the transaction may not be fully realized or may take longer than anticipated to be realized; (2) disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; (4) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (5) the failure to obtain the necessary approvals by the shareholders of TriState Capital Holdings; (6) the amount of the costs, fees, expenses and charges related to the transaction; (7) the ability by each of Raymond James Financial and TriState Capital Holdings to obtain required governmental approvals of the transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (8) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the transaction; (9) the failure of the closing conditions in the transaction agreement to be satisfied, or any unexpected delay in closing the transaction; (10) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (11) the dilution caused by Raymond James Financial’s issuance of additional shares of its common stock in the transaction; (12) general competitive, economic, political and market conditions, and (13) other factors that may affect future results of TriState Capital Holdings and Raymond James Financial including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation and legislative and regulatory actions and reforms. Additional factors which could affect future results of Raymond James Financial and TriState Capital Holdings can be found in Raymond James Financial’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8- K, and TriState Capital Holdings’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Raymond James Financial and TriState Capital Holdings disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Information About the Transaction and Where to Find It

Raymond James Financial intends to file a registration statement on Form S-4 with the SEC to register the shares of Raymond James Financial’s common stock and preferred stock that will be issued to TriState Capital Holdings’ shareholders in connection with the transaction. The registration statement will include a proxy statement of TriState Capital Holdings that also constitutes a prospectus of Raymond James Financial. The definitive proxy statement/prospectus will be sent to the shareholders of TriState Capital Holdings in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Raymond James Financial or TriState Capital Holdings through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Raymond James Financial or TriState Capital Holdings at:

Raymond James Financial	TriState Capital Holdings
880 Carillon Parkway	301 Grant Street, Suite 2700
Saint Petersburg, FL 33716	Pittsburgh, PA 15219
Attention: Investor Relations	Attention: Investor Relations

Before making any voting or investment decision, investors and security holders of Raymond James Financial and TriState Capital Holdings are urged to read carefully the entire registration statement and proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

Participants in the Solicitation

Raymond James Financial, TriState Capital Holdings, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Raymond James Financial can be found in Raymond James Financial’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on January 8, 2021, and other documents subsequently filed by Raymond James Financial with the SEC. Information about the directors and executive officers of TriState Capital Holdings can be found in TriState Capital Holdings’ definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 7, 2021, and other documents subsequently filed by TriState Capital Holdings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available.